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                                                                   EXHIBIT 10.27


                      NINTH AMENDMENT TO CREDIT AGREEMENT


       THIS NINTH AMENDMENT TO CREDIT AGREEMENT is made and entered into effective as of this 31st day of December, 1996 (this "Amendment") among THE GNI GROUP, INC., a Delaware corporation ("GNI"), DISPOSAL SYSTEMS, INC., a Delaware corporation ("DSI"), RESOURCE TRANSPORTATION SERVICES, INC., a Delaware corporation ("RTS"), GNI CHEMICALS CORPORATION, a Delaware corporation ("GNIC") and DISPOSAL SYSTEMS OF CORPUS CHRISTI, INC., a Delaware corporation ("Corpus") (GNI, RTS, GNIC, DSI and Corpus being, collectively, the "Loan Parties"), the address for each for purposes hereof being 2525 Battleground Road, P.O. Box 220, Deer Park, Texas 77536-0220 and NATIONSBANK OF TEXAS, N.A., a national banking association (the "Lender"), formerly known as NCNB TEXAS NATIONAL BANK, the address for purposes hereof being 700 Louisiana, P.O. Box 2518, Houston, Texas 77252-2518.

                              W I T N E S S E T H


       WHEREAS, GNI, DSI, RTS, GNIC and the Lender entered into that certain Credit Agreement dated as of June 30, 1993 as amended by Amendment No. 1 dated as of March 15, 1994, Second Amendment to Credit Agreement dated as of August 31, 1994, and Third Amendment to Credit Agreement dated as of December 31, 1994, and the Loan Parties and the Lender entered into that certain Fourth Amendment to Credit Agreement dated as of March 3, 1995, that certain Fifth Amendment to Credit Agreement dated as of March 31, 1995, that certain Sixth Amendment to Credit Agreement dated as of November 3, 1995, that certain Seventh Amendment to Credit Agreement dated as of September 23, 1996 and that certain Eighth Amendment to Credit Agreement dated as of December 31, 1996 (collectively, the "Credit Agreement"), pursuant to which the Lender agreed to make certain loans and issue letters of credit to the Loan Parties; and

       WHEREAS, the Loan Parties have decided to amend the Credit Agreement;
and

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the Loan Parties and the Lender now agree to amend the Credit Agreement as follows:

       1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

       2. The definition of "Agreement", in Section 1.02 of the Credit Agreement is hereby amended in its entirety to hereafter read as follows:





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              "Agreement" shall mean this Credit Agreement and all exhibits and schedules hereto, as amended by Amendment No. 1 dated as of March 15, 1994, the Second Amendment to Credit Agreement dated as of August 31, 1994, the Third Amendment to Credit Agreement dated December 31, 1994, the Fourth Amendment dated as of March 3, 1995, the Fifth Amendment dated as of March31, 1995, the Sixth Amendment dated as of November 3, 1995, the Seventh Amendment dated as of September23, 1996, the Eighth Amendment dated as of December 31, 1996 and the Ninth Amendment dated as of December 31, 1996, as the same may from time to time be amended or supplemented.

       3. Section 1.02 of the Credit Agreement is further amended by adding the following definition where appropriate:

              "Ninth Amendment" shall mean the Ninth Amendment to Credit Agreement dated as of December 31, 1996 among the Loan Parties and the Lender.

       4      Article 8 of the Credit Agreement is hereby amended by adding the following Section 8.30:

              "Section 8.30 Holders of the Subordinated Notes. (a) Include in the Compliance Certificate delivered in connection with Section 8.06 the name and address for notice of each holder of the Subordinated Notes, and (b) within five (5) Business Days following GNI's receipt of notice of any new holder of the Subordinated Notes or any change of address for notice for any holder of the Subordinated Notes deliver to the Lender such information.

       5. The outstanding principal balance of Note B exceeded the Borrowing Base on the Borrowing Base Determination as of October 31, 1996, but did not exceed the Borrowing Base on the subsequent Borrowing Base Determination as of November 30, 1996. The Lender waives any Event of Default resulting from the Loan Parties' failure to make a mandatory prepayment as required by Section 4.07 on or around October 31, 1996. The foregoing waiver shall not be deemed to be a waiver by the Lender of any other covenant, condition or obligation on the part of the Loan Parties under the Credit Agreement or any other Security Instrument except as set forth in the immediately preceding sentence of this Amendment. In addition, the foregoing waiver shall in no respect evidence any commitment by the Lender to grant any future waivers of any covenant, condition or obligation on the part of the Loan Parties under the Credit Agreement or any other Security Instrument. Any further waivers must be specifically agreed to in writing in accordance with
Section 11.10 of the Credit Agreement.

       6. This Amendment shall become binding on the Lender when, and only when, the Lender shall have received each of the following in form and substance satisfactory to the Lender or its counsel:





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              (a)    counterparts of this Amendment executed by the Loan
       Parties and the Lender; and

              (b) such other agreements, documents, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

       7. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms. Each Loan Party hereby confirms and ratifies its liability under its respective Security Instrument in all respects to which it is a party. Each Security Instrument shall remain enforceable against each Loan Party which is a party thereto in accordance with its terms and shall secure all of the Obligations.

       8. The Loan Parties hereby reaffirm that as of the date of this Amendment, the representations and warranties contained in the Loan Documents are true and correct on the date hereof as though made on and as of the date of this Amendment.

       9. The Loan Parties represent and warrant that (a) the execution, delivery and performance of this Amendment are within the corporate power and authority of the Loan Parties and have been duly authorized by appropriate proceedings, (b) the Liens under the Security Instruments are valid and subsisting and secure the Loan Parties' obligations under the Loan Documents as amended hereby, and (c) this Amendment constitutes a legal, valid, and binding obligation of the Loan Parties enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.

       10. This Amendment shall be construed in accordance with and governed by the laws of the United States of America and the State of Texas.

       11. THE CREDIT AGREEMENT, THIS AMENDMENT, THE WAIVER, THE NOTES, THE GUARANTY AGREEMENTS, THE LETTER OF CREDIT AGREEMENTS, THE SECURITY INSTRUMENTS AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE CREDIT AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTES REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS AMONG THE PARTIES.





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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

LOAN PARTIES:               THE GNI GROUP, INC.



                            By:___________________________________
                            Name:   Titus H. Harris, III
                            Title:  Chief Financial Officer


                             DISPOSAL SYSTEMS, INC.



                            By:___________________________________
                            Name:   Titus H. Harris, III
                            Title:  Vice President


                            RESOURCE TRANSPORTATION SERVICES, INC.



                            By:___________________________________
                            Name:   Titus H. Harris, III
                            Title:  Vice President


                            GNI CHEMICALS CORPORATION



                            By:__________________________________
                            Name:   Titus H. Harris, III
                            Title:  Vice President





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                            DISPOSAL SYSTEMS OF CORPUS CHRISTI, INC.



                            By:__________________________________
                            Name:   Titus H. Harris, III
                            Title:  Vice President


LENDER:                     NATIONSBANK OF TEXAS, N.A.



                            By:___________________________________
                            Name:   William T. Griffin, Jr.
                            Title:  Vice President





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